UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2009
QUESTCOR PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	001-14758 (Commission File Number)	33-0476164 (I.R.S. Employer Identification No.)

3260 Whipple Road, Union City, California (Address of Principal Executive Offices)	94587 (Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-99.1

Item 2.02. Results of Operations and Financial Condition.
     On April 28, 2009, Questcor Pharmaceuticals, Inc. (the “Company”) announced via press release its results for the quarter ended March 31, 2009. A copy of the Company’s press release is attached hereto as Exhibit 99.1.
     In accordance with General Instruction B.2. of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 27, 2009, the Company entered into a new employment agreement with Dr. Steven Halladay, the Company’s Senior Vice President of Clinical and Regulatory Affairs (the “Transition Agreement”). Dr. Halladay resides in Tucson, Arizona and has been commuting to the Company’s location in Northern California for the past 2 1/2 years.
     Pursuant to the terms of the Transition Agreement, Dr. Halladay has agreed to continue working in his current capacity for a period of six (6) months as a part-time employee of the Company. The Transition Agreement provides compensation during the six (6) month period of $20,256.66 per month, continuation of benefits and continued stock option vesting. The Transition Agreement also provides for severance to be paid to Dr. Halladay at the end of his part-time employment in the amount of $30,385. In addition, if Dr. Halladay completes the six (6) month term of employment, he is eligible to receive a bonus of $75,000 if the Company is successful with respect to its supplemental New Drug Application for Acthar for the treatment of infantile spasms. The description of the Transition Agreement is qualified in its entirety by reference to the copy of the transition agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     The information disclosed in item 2.02 is incorporated herein by this reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description
10.1	Transition Agreement, dated as of April 27, 2009, by and between the Company and Dr. Steven Halladay.

99.1	Questcor Pharmaceuticals, Inc. press release dated April 28, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2009	QUESTCOR PHARMACEUTICALS, INC.
	By:	/s/ Gary Sawka
Gary Sawka
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Transition Agreement, dated as of April 27, 2009, by and between the Company and Dr. Steven Halladay.

99.1	Questcor Pharmaceuticals, Inc. press release dated April 28, 2009.